UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 14, 2020

LAREDO PETROLEUM, INC.
(Exact name of registrant as specified in charter)

Delaware	001-35380	45-3007926
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15 W. Sixth Street	Suite 900
Tulsa	Oklahoma	74119
(Address of principal executive offices)		(Zip code)
 Registrant’s telephone number, including area code: (918) 513-4570

 Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	LPI	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. o

Item 2.02. Results of Operations and Financial Condition.

Below are the preliminary results for Laredo Petroleum, Inc.'s (the "Company") commodity derivatives and weighted-average common shares outstanding for first-quarter 2020, as provided by the Company on April 14, 2020:

Derivatives Update

The following table presents settlements received for matured commodity derivatives for the period presented:

(in millions)	Three months ended March 31, 2020
Settlements received for matured commodity derivatives, net:
Oil	$31.1
Natural gas	11.2
NGL	5.4
Premiums paid for commodity derivatives	(0.5)
Settlements received for matured commodity derivatives, net of premiums paid	$47.2

The Company records all derivatives on its consolidated balance sheet as assets and/or liabilities measured at their estimated fair value. The Company has not designated any derivatives as hedges for accounting purposes and does not enter into such instruments for speculative trading purposes. Settlements received for matured commodity derivatives are included in the line item "Gain (loss) on derivatives" reported under "Non-operating income (expense)" on the Company's consolidated statement of operations.

Weighted-Average Common Shares Outstanding

The following table presents the Company's basic and diluted weighted-average common shares for the period presented:

(in millions)	Three months ended March 31, 2020
Basic	232.4
Diluted	233.5

In accordance with General Instruction B.2 of Form 8-K, the information furnished under this Item 2.02 of this Current Report on Form 8-K is deemed to be "furnished" and shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act.

Item 7.01. Regulation FD Disclosure.

On April 14, 2020, the Company issued a press release announcing plans to host a teleconference and webcast on Thursday, May 7, 2020 at 7:30 am Central Time to discuss its financial and operating results for the quarter ended March 31, 2020. A copy of the Company's press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. To access the call, please dial 1.877.930.8286 or 1.253.336.8309 for international callers, and use conference code 5191340. A replay of the call will be available through Thursday, May 14, 2020, by dialing 1.855.859.2056, and using conference code 5191340. The webcast may be accessed at the Company's website, www.laredopetro.com, under the tab "Investor Relations."

All statements in this Item 7.01 and the press release, other than historical financial information, may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Although the Company believes the expectations expressed in such forward-looking statements are based on reasonable assumptions, such statements are not guarantees of future performance, and actual results or developments may differ materially from those in the forward-looking statements. See the Company's Annual Report on Form 10-K for the year ended December 31, 2019 and the Company's other filings with the SEC for a discussion of other risks and uncertainties. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

In accordance with General Instruction B.2 of Form 8-K, the information furnished under this Item 7.01 of this Current Report on Form 8-K and the exhibit attached hereto are deemed to be "furnished" and shall not be deemed "filed" for the purpose of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information and exhibit be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description
99.1	Press Release dated April 14, 2020.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAREDO PETROLEUM, INC.

Date: April 14, 2020	By:	/s/ Michael T. Beyer
Michael T. Beyer
Senior Vice President and Chief Financial Officer